UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03595

Name of Fund: BlackRock Healthcare Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Healthcare Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2009

Date of reporting period: 04/30/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock

Healthcare Fund, Inc.

ANNUAL REPORT | APRIL 30, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some early signs of recovery. The majority of the past year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Econo-

mic data were uniformly poor and daily headlines recounted the downfalls of storied financial firms, volatile swings in global financial markets, and mon-

umental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the Treasury and Federal Reserve

Board, as well as signs of improved economic performance, such as in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented levels of volatility, posting steep declines early, and then pared some of those losses in March and April. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion remained a dominant theme overall, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a modest recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which generally outperformed in the first four months of 2009 after extraordi-

nary challenges and severe underperformance last year. At the same time, the new year ushered in a return to normalcy for the tax-exempt market,

which had registered one of its worst years on record in 2008.

All told, the major benchmark indexes posted mixed results for the current reporting period, reflective of a bifurcated market.
Total Returns as of April 30, 2009	6-month	12-month
US equities (S&P 500 Index)	(8.53)%	(35.31)%
Small cap US equities (Russell 2000 Index)	(8.40)	(30.74)
International equities (MSCI Europe, Australasia, Far East Index)	(2.64)	(42.76)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	8.98	9.30
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	7.74	3.84
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	8.20	3.11
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	16.39	(12.55)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to

Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2009

Portfolio Management Commentary

How did the Fund perform?
•For the 12-month period, Fund results outperformed those of the broad-
market S&P 500 Index and the Russell 3000 Health Care Index, which returned (35.31)% and (21.05)%, respectively.

What factors influenced performance?
•Outperformance versus the Russell 3000 Health Care Index was driven by superior subsector allocation decisions and strong stock selection within several industries. Overweights in the biotechnology and medical devices &
supplies subsectors and an underweight in pharmaceuticals contributed significantly to relative performance, as did stock selection within health-
care providers & services and medical devices & supplies. Biotechnology stocks generally outperformed the benchmark, with a favorable risk/reward profile based on superior growth potential, relative economic insensitivity and a lack of near-term patent expiration risk, which is negatively affecting many pharmaceutical companies. The medical devices & supplies subsec-
tor shares many of biotech’s positive attributes, including a high level of innovation aimed at large markets with unmet medical needs.

•Fund performance was affected by sharp market declines in September
2008 and March 2009 as risk was re-rated, and by investor concern regarding the potential negative impact of proposed legislation on health-
care fundamentals. Highly valued, large capitalization healthcare stocks and more volatile, smaller capitalization biotechnology stocks bore the brunt of investor selling. Despite excellent fundamental performance, companies such as Celgene Corp. and Genzyme Corp., which are large holdings of the Fund, declined sharply.

Describe recent portfolio activity.
•Position changes during the period were the result of bottom-up stock selection, combined with our assessment of broader industry and market trends. From a subsector standpoint, our weighting in pharmaceuticals declined the most as we trimmed or sold many holdings due to our con-
cerns over patent expiration risks and thin new product pipelines. Proceeds were redeployed in the healthcare providers & services and medical devices & supplies subsectors, where valuations and anticipated growth rates have combined to produce attractive valuations. Names such as
Laboratory Corp. of America Holdings, Omnicare, Inc. and Quest Diagnostics,
Inc. are examples of new additions in the healthcare services area. We have also added holdings in the managed care area, where we believe valuations have become very attractive due to market concerns about the potential adverse impact of healthcare reform under the Obama adminis-
tration. Wellpoint, Inc. and UnitedHealth Group, Inc. were notable additions in managed care. Another change in the Fund has been a move away from extremely small capitalization stocks, primarily in biotechnology, where volatility is extreme and often driven by little fundamental change.

Describe Fund positioning at period end.
•At period end, Fund holdings among the biotechnology, health care equipment & supplies and healthcare providers & services subsectors were nearly equal, with each representing an overweight versus the Russell
3000 Health Care Index. Pharmaceuticals is the Fund’s largest under-
weight and is our smallest weighting of the major healthcare subsectors.

•We continue to view healthcare as a very attractive investment. Investor rotation into more cyclical areas of the market hampered sector per-
formance during the period, as did ongoing political uncertainties. We believe some of these issues may be resolved favorably in the near term, allowing investors to once again evaluate the sector based on its solid fundamentals and attractive valuations. Longer-term fundamentals remain robust and are fueled by innovation, demographic trends and rising worldwide GDP.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Sector Allocation	Investments
Gilead Sciences, Inc.	6%	Health Care	98%
Celgene Corp.	6	Information Technology	2
HLTH Corp.	5	For Fund compliance purposes, the Fund's industry and sector classifications refer
Genzyme Corp.	5	to any one or more of the industry and sector sub-classifications used by one or
Express Scripts, Inc.	5	more widely recognized market indexes, and/or as defined by Fund management.
Masimo Corp.	4	This definition may not apply for purposes of this report, which may combine such
		industry and sector sub-classifications for reporting ease.
Genoptix, Inc.	4
VNUS Medical Technologies, Inc.	4
Cephalon, Inc.	4
Medco Health Solutions, Inc.	4

4 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in health care.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended April 30, 2009
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(3.43)%	(19.50)%	N/A	0.59%	N/A	4.84%	N/A
Investor A	(3.40)	(19.77)	(23.99)%	0.36	(0.71)%	4.57	4.01%
Investor B	(3.51)	(20.29)	(23.88)	(0.42)	(0.65)	3.92	3.92
Investor C	(3.87)	(20.18)	(20.97)	(0.43)	(0.43)	3.76	3.76
Class R	(3.75)	(20.11)	N/A	0.00	N/A	4.32	N/A
S&P 500 Index	(8.53)	(35.31)	N/A	(2.70)	N/A	(2.48)	N/A
Russell 3000 Health Care Index[5]	(8.26)	(21.05)	N/A	(3.21)	N/A	(0.56)	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
5 The Russell 3000 Health Care Index is an unmanaged index containing companies involved in medical services or healthcare in the Russell 3000 Index.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2008	April 30, 2009	During the Period[6]	November 1, 2008	April 30, 2009	During the Period[6]
Institutional	$1,000	$965.70	$ 6.77	$1,000	$1,017.91	$ 6.95
Investor A	$1,000	$966.00	$ 8.24	$1,000	$1,016.42	$ 8.45
Investor B	$1,000	$964.90	$12.57	$1,000	$1,012.30	$12.57
Investor C	$1,000	$961.30	$12.11	$1,000	$1,012.45	$12.42
Class R	$1,000	$962.50	$11.43	$1,000	$1,013.15	$11.73

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.39% for Institutional, 1.69% for Investor A, 2.52% for Investor B, 2.49% for
Investor C and 2.35% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
7 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R

Shares are available only to certain retirement plans. Prior to inception,
Class R Share performance results are those of the Institutional Shares
(which have no distribution or service fees) restated to reflect Class R
Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares.
Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 5 (which is based on a hypothetical invest-
ment of $1,000 invested on November 1, 2008 and held through April
30, 2009) is intended to assist shareholders both in calculating expens-
es based on an investment in the Fund and in comparing these expens-
es with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their share class under the heading entitled “Expenses Paid
During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Schedule of Investments April 30, 2009 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 29.0%
Alexion Pharmaceuticals, Inc. (a)	170,000	$ 5,681,400
Biogen Idec, Inc. (a)	52,300	2,528,182
Celgene Corp. (a)	422,000	18,027,840
Cephalon, Inc. (a)(b)	170,000	11,153,700
Genzyme Corp. (a)	290,000	15,465,700
Gilead Sciences, Inc. (a)	415,000	19,007,000
Onyx Pharmaceuticals, Inc. (a)	116,200	3,009,580
Seattle Genetics, Inc. (a)	120,453	1,111,781
Vertex Pharmaceuticals, Inc. (a)	345,000	10,632,900
		86,618,083
Health Care Equipment & Supplies — 22.3%
Alcon, Inc.	56,000	5,152,560
Baxter International, Inc.	20,000	970,000
Beckman Coulter, Inc.	25,100	1,319,256
Gen-Probe, Inc. (a)	135,100	6,506,416
Hologic, Inc. (a)	466,700	6,935,162
Integra LifeSciences Holdings Corp. (a)	80,000	2,065,600
Masimo Corp. (a)	439,900	12,713,110
NuVasive, Inc. (a)(b)	96,500	3,657,350
SonoSite, Inc. (a)(b)	511,000	9,218,440
St. Jude Medical, Inc. (a)	78,500	2,631,320
VNUS Medical Technologies, Inc. (a)	510,000	11,296,500
Varian Medical Systems, Inc. (a)	75,000	2,502,750
Zimmer Holdings, Inc. (a)	35,100	1,544,049
		66,512,513
Health Care Providers & Services — 25.2%
Aetna, Inc.	345,200	7,597,852
AmerisourceBergen Corp.	180,000	6,055,200
Cigna Corp.	154,600	3,047,166
Express Scripts, Inc. (a)	220,000	14,073,400
Genoptix, Inc. (a)	390,000	11,341,200
Health Net, Inc. (a)	242,800	3,506,032
Humana, Inc. (a)	36,500	1,050,470
Laboratory Corp. of America Holdings (a)	69,000	4,426,350
Medco Health Solutions, Inc. (a)	246,000	10,713,300
Omnicare, Inc.	95,000	2,442,450
Quest Diagnostics, Inc.	70,000	3,593,100
UnitedHealth Group, Inc.	79,600	1,872,192
WellPoint, Inc. (a)	130,000	5,558,800
		75,277,512
Health Care Technology — 6.0%
Cerner Corp. (a)(b)	30,000	1,614,000
HLTH Corp. (a)(b)	1,488,200	16,370,200
		17,984,200

Common Stocks	Shares	Value
Internet Software & Services — 1.9%
WebMD Health Corp. Class A (a)(b)	223,600	$ 5,771,116
Life Sciences Tools & Services — 5.5%
Charles River Laboratories International, Inc. (a)	52,700	1,457,155
Covance, Inc. (a)	85,000	3,338,800
Life Technologies Corp (a)	51,000	1,902,300
Thermo Fisher Scientific, Inc. (a)	160,000	5,612,800
Varian, Inc. (a)	25,000	825,500
Waters Corp. (a)	70,000	3,091,900
		16,228,455
Pharmaceuticals — 10.2%
Abbott Laboratories	21,100	883,035
Allergan, Inc.	140,000	6,532,400
Bayer AG	85,700	4,259,933
Bristol-Myers Squibb Co.	170,000	3,264,000
Merck & Co., Inc.	50,000	1,212,000
Roche Holding AG (c)	107,000	3,384,410
Shire Pharmaceuticals Plc (c)	223,000	8,311,210
Warner Chilcott Ltd. (a)	255,000	2,496,450
		30,343,438
Total Long-Term Investments
(Cost — $285,518,809) — 100.1%		298,735,317
Short-Term Securities
BlackRock Liquidity Funds,
TempCash 0.75% (d)(e)	774,577	774,577
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.80% (d)(e)(f)	$ 24,288	24,287,850
Total Short-Term Securities
(Cost — $25,062,427) — 8.4%		25,062,427
Total Investments (Cost — $310,581,236*) — 108.5%		323,797,744
Liabilities in Excess of Other Assets — (8.5)%		(25,442,002)
Net Assets — 100.0%		$298,355,742

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$314,454,293
Gross unrealized appreciation	$ 23,824,319
Gross unrealized depreciation	(14,480,868)
Net unrealized appreciation	$ 9,343,451

(a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

(c) Depositary receipts.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempCash	$ 774,577	$ 3,202
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$ 203,863
BlackRock Liquidity Series, LLC
Money Market Series	$ 24,287,850	$ 471,243
FFI Premier Institutional Fund	$(87,398,300)	—

(e) Represents the current yield as of report date.

(f) Security was purchased with the cash proceeds from securities loans.
•For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•Effective May 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a frame-
work for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determin-
ing the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities
Level 1	$295,249,961
Level 2	28,547,783
Level 3	—
Total	$323,797,744

See Notes to Financial Statements.

8 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Statement of Assets and Liabilities
April 30, 2009
Assets
Investments at value — unaffiliated (including securities loaned of $18,807,770) (cost — $285,518,809)	$ 298,735,317
Investments at value — affiliated (cost — $25,062,427)	25,062,427
Foreign currency at value (cost — $6)	6
Investments sold receivable	4,873,991
Capital shares sold receivable	453,490
Dividends receivable	283,281
Securities lending income receivable — affiliated	28,913
Prepaid expenses	21,805
Other assets	28
Total assets	329,459,258
Liabilities
Collateral on securities loaned, at value	24,287,850
Investments purchased payable	3,193,261
Capital shares redeemed payable	3,091,079
Investment advisory fees payable	245,806
Service and distribution fees payable	88,917
Other affiliates payable	26,337
Officer’s and Directors’ fees payable	45
Other accrued expenses payable	170,221
Total liabilities	31,103,516
Net Assets	$ 298,355,742
Net Assets Consist of
Paid-in capital	$ 333,425,425
Undistributed net investment income	62,231
Accumulated net realized loss	(48,346,439)
Net unrealized appreciation/depreciation	13,214,525
Net Assets	$ 298,355,742
Net Asset Value
Institutional — Based on net assets of $94,281,898 and 19,663,810 shares outstanding, 200,000,000 shares authorized, $0.10 par value	$ 4.79
Investor A — Based on net assets of $122,868,848 and 28,815,863 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$ 4.26
Investor B — Based on net assets of $21,003,227 and 7,651,091 shares outstanding, 250,000,000 shares authorized, $0.10 par value	$ 2.75
Investor C — Based on net assets of $51,982,410 and 19,055,550 shares outstanding, 100,000,000 shares authorized, $0.10 par value	$ 2.73
Class R — Based on net assets of $8,219,359 and 2,917,196 shares outstanding, 250,000,000 shares authorized, $0.10 par value	$ 2.82

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Statement of Operations
Year Ended April 30, 2009
Investment Income
Dividends	$ 2,008,030
Foreign tax withheld	(26,531)
Income — affiliated	213,298
Securities lending — affiliated	471,243
Total income.	2,666,040
Expenses
Investment advisory	3,651,530
Service - Investor A	374,913
Service and distribution — Investor B	321,136
Service and distribution — Investor C	611,517
Service and distribution — Class R	43,664
Transfer agent — Institutional	232,746
Transfer agent — Investor A	330,767
Transfer agent — Investor B	103,271
Transfer agent — Investor C	176,447
Transfer agent — Class R	53,733
Accounting services	150,828
Custodian	93,039
Printing	83,444
Registration	77,999
Professional fees	77,035
Officer and Directors	21,609
Miscellaneous	28,103
Total expenses	6,431,781
Less fees paid indirectly	(549)
Total expenses after fees paid indirectly	6,431,232
Net investment loss	(3,765,192)
Realized and Unrealized Loss
Net realized loss from:
Investments (including $3 foreign capital gain tax)	(35,450,163)
Foreign currency	(161,528)
(35,611,691)
Net change in unrealized appreciation/depreciation on:
Investments (including $127,380 foreign capital gain credit)	(44,512,070)
Foreign currency	(56,604)
(44,568,674)
Total realized and unrealized loss	(80,180,365)
Net Decrease in Net Assets Resulting from Operations	$ (83,945,557)

See Notes to Financial Statements.

10 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Statements of Changes in Net Assets
	Year Ended
	April 30,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment loss	$ (3,765,192)	$ (3,725,015)
Net realized gain (loss)	(35,611,691)	23,945,308
Net change in unrealized appreciation/depreciation	(44,568,674)	(39,638,687)
Net decrease in net assets resulting from operations	(83,945,557)	(19,418,394)
Distributions to Shareholders From
Net realized gain:
Institutional	—	(19,190,519)
Investor A	—	(23,511,776)
Investor B	—	(11,380,057)
Investor C	—	(13,862,386)
Class R	—	(1,455,949)
Tax return of capital:
Institutional	—	(821,866)
Investor A	—	(1,066,468)
Investor B	—	(519,689)
Investor C	—	(681,171)
Class R	—	(74,088)
Decrease in net assets resulting from distributions to shareholders	—	(72,563,969)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(49,909,881)	72,072,219
Net Assets
Total decrease in net assets	(133,855,438)	(19,910,144)
Beginning of year	432,211,180	452,121,324
End of year	$ 298,355,742	$ 432,211,180
End of year undistributed (accumulated) net investment income (loss)	$ 62,231	$ (82,870)

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Financial Highlights
		Institutional						Investor A
		Year Ended April 30,					Year Ended April 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 5.95	$ 7.08	$ 7.29	$ 6.55	$ 6.87	$ 5.31	$ 6.41	$ 6.69	$ 6.04	$ 6.38
Net investment loss[1]	(0.03)	(0.03)	(0.04)	(0.05)	(0.06)	(0.04)	(0.04)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	(1.13)	(0.14)	0.67	1.27	0.11	(1.01)	(0.12)	0.61	1.19	0.10
Net increase (decrease) from investment
operations	(1.16)	(0.17)	0.63	1.22	0.05	(1.05)	(0.16)	0.56	1.12	0.03
Distributions from:
Net realized gain	—	(0.92)	(0.84)	(0.48)	(0.37)	—	(0.90)	(0.84)	(0.47)	(0.37)
Tax return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—
Total distributions	—	(0.96)	(0.84)	(0.48)	(0.37)	—	(0.94)	(0.84)	(0.47)	(0.37)
Net asset value, end of year	$ 4.79	$ 5.95	$ 7.08	$ 7.29	$ 6.55	$ 4.26	$ 5.31	$ 6.41	$ 6.69	$ 6.04
Total Investment Return[2]
Based on net asset value	(19.50)%	(3.54)%	10.62%	18.70%[3]	0.99%	(19.77)%	(3.80)%	10.43%	18.61%[3]	0.74%
Ratios to Average Net Assets
Total expenses	1.35%	1.29%	1.33%	1.30%	1.33%	1.62%	1.52%	1.57%	1.55%	1.58%
Net investment loss	(0.62)%	(0.42)%	(0.64)%	(0.75)%	(0.88)%	(0.89)%	(0.64)%	(0.89)%	(0.99)%	(1.13)%
Supplemental Data
Net assets, end of year (000)	$ 94,282	$132,784	$147,755	$159,116	$146,922	$122,869	$175,094	$160,652	$172,585	$142,774
Portfolio turnover	156%	163%	152%	120%	127%	156%	163%	152%	120%	127%

1 Based on average shares outstanding.
2 Total investment returns exclude the effects of any sales charges.
3 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.

See Notes to Financial Statements.

12 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Financial Highlights (continued)
			Investor B					Investor C
		Year Ended April 30,					Year Ended April 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 3.45	$ 4.44	$ 4.93	$ 4.57	$ 4.96	$ 3.42	$ 4.43	$ 4.92	$ 4.57	$ 4.96
Net investment loss[1]	(0.05)	(0.06)	(0.07)	(0.09)	(0.09)	(0.05)	(0.06)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(0.65)	(0.06)	0.41	0.89	0.07	(0.64)	(0.06)	0.41	0.88	0.07
Net increase (decrease) from investment
operations	(0.70)	(0.12)	0.34	0.80	(0.02)	(0.69)	(0.12)	0.34	0.79	(0.02)
Distributions from:
Net realized gain	—	(0.83)	(0.83)	(0.44)	(0.37)	—	(0.85)	(0.83)	(0.44)	(0.37)
Tax return of capital	—	(0.04)	—	—	—	—	(0.04)	—	—	—
Total distributions	—	(0.87)	(0.83)	(0.44)	(0.37)	—	(0.89)	(0.83)	(0.44)	(0.37)
Net asset value, end of year	$ 2.75	$ 3.45	$ 4.44	$ 4.93	$ 4.57	$ 2.73	$ 3.42	$ 4.43	$ 4.92	$ 4.57
Total Investment Return[2]
Based on net asset value	(20.29)%	(4.49)%	9.41%	17.64%[3]	(0.09)%	(20.18)%	(4.62)%	9.47%	17.50%[4]	(0.09)%
Ratios to Average Net Assets
Total expenses	2.47%	2.37%	2.36%	2.33%	2.36%	2.43%	2.35%	2.36%	2.33%	2.37%
Net investment loss	(1.74)%	(1.52)%	(1.67)%	(1.79)%	(1.91)%	(1.70)%	(1.47)%	(1.67)%	(1.77)%	(1.92)%
Supplemental Data
Net assets, end of year (000)	$ 21,003	$ 44,711	$ 68,034	$105,503	$117,482	$ 51,982	$ 70,452	$ 69,535	$ 85,553	$ 68,743
Portfolio turnover	156%	163%	152%	120%	127%	156%	163%	152%	120%	127%

1 Based on average shares outstanding.
2 Total investment returns exclude the effects of any sales charges.
3 The previous investment advisor made a payment to the Fund, which increased the total investment return by 0.23%.
4 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Financial Highlights (concluded)
			Class R
			Year Ended April 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 3.53	$ 4.57	$ 5.04	$ 4.66	$ 5.02
Net investment loss[1]	(0.05)	(0.05)	(0.05)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	(0.66)	(0.06)	0.42	0.90	0.07
Net increase (decrease) from investment operations	(0.71)	(0.11)	0.37	0.84	0.01
Distributions from:
Net realized gain	—	(0.89)	(0.84)	(0.46)	(0.37)
Tax return of capital	—	(0.04)	—	—	—
Total distributions	—	(0.93)	(0.84)	(0.46)	(0.37)
Net asset value, end of year	$ 2.82	$ 3.53	$ 4.57	$ 5.04	$ 4.66
Total Investment Return
Based on net asset value	(20.11)%	(4.29)%	9.98%	18.25%[2]	0.54%
Ratios to Average Net Assets
Total expenses	2.26%	2.06%	1.88%	1.80%	1.83%
Net investment loss	(1.53)%	(1.16)%	(1.20)%	(1.20)%	(1.37)%
Supplemental Data
Net assets, end of year (000)	$ 8,219	$ 9,170	$ 6,145	$ 4,885	$ 1,853
Portfolio turnover	156%	163%	152%	120%	127%

1 Based on average shares outstanding.
2 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.

See Notes to Financial Statements.

14 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Healthcare Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of manage-
ment accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional
Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and
Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day.
Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates market value. Investments in open-
end investment companies are valued at net asset value each business day. The Fund values its investments in Cash Sweep Series and Money
Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determi-
nations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign cur-
rency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events
(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transac-
tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the
Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebat-
ed to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The
Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s US federal tax returns remains open for each of the four years ended April 30, 2009. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of
Financial Accounting Standards No. 161, “Disclosures about Derivative
Instruments and Hedging Activities — an amendment of FASB Statement
No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial posi-
tion. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statement of Operations as fees paid indirectly.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of
BlackRock, Inc. (“BlackRock”), to provide investment advisory and administration services. The PNC Financial Services Group, Inc. (“PNC”)
and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock. BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition,
PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of the Fund’s invest-
ments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of
1.00% of the Fund’s average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended April 30, 2009, the Fund reimbursed the Advisor
$6,807 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Fund entered into separate Distribution
Agreements and Distribution Plans with BlackRock Investments, LLC
(“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”)
as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of
Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock. The serv-
ice and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor

16 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Notes to Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”),
a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The on-
going service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and
Class R shareholders.

For the year ended April 30, 2009, the Distributor earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $27,805. For the year ended
April 30, 2009, affiliates received contingent deferred sales charges of $43,855 and $15,007 relating to transactions in Investor B and
Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $322 relating to transactions subject to front-
end sales charge waivers on Investor A Shares.

In addition, MLPF&S and Piper Jaffray & Co. (considered an affiliate of the Advisor for a portion of the period) received $317,590 and $18,077, respectively, in commissions on the execution of fund security trans-
actions for the Fund during the period they were considered affiliated.

The Fund has received an exemptive order from the Securities and
Exchange Commission permitting it to lend fund securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending — affiliated on the Statement of Operations. For the year ended
April 30, 2009, BIM received $113,228 in securities lending agent fees.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materi-
als for shareholders meetings, as well as per account and per transac-
tion fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended April 30,
2009, the Fund paid $410,599 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended April 30, 2009, the Fund earned $6,233, which is included in income — affiliated in the Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended April 30, 2009, the Fund reimbursed the Advisor the following amounts for costs incurred running the call center, which are a component of the transfer agent fees in the accom-
panying Statement of Operations.

Call Center
Fees
Institutional	$6,930
Investor A	$7,731
Investor B	$1,967
Investor C	$3,093
Class R	$ 429

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2009, were $560,852,334, and
$591,784,389, respectively.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Notes to Financial Statements (continued)

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently re-
newed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful pur-
poses other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear inter-
est at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the high-
er of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended April 30, 2009.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30,
2009 attributable to foreign currency transactions, net operating losses and foreign taxes paid, were reclassified to the following accounts:

Paid-in capital	$(4,071,824)
Undistributed net investment income	3,910,293
Accumulated net realized loss	161,531

The tax character of distributions paid during the fiscal years ended
April 30, 2009 and April 30, 2008 was as follows:

	4/30/2009	4/30/2008
Distributions paid from:
Ordinary income	—	$21,440,851
Net long-term capital gains	—	47,959,836
Tax return of capital	—	3,163,282
Total distributions	—	$72,563,969

As of April 30, 2009, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$ (19,383,584)
Net unrealized losses	(15,686,099)
Total accumulated net losses*	$ (35,069,683)

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the timing and recognition of partnership income.

As of April 30, 2009, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

Expires April 30,
2017	$ 19,383,584
6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the
Fund’s Statement of Assets and Liabilities.

18 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Notes to Financial Statements (concluded)
7. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	April 30, 2009		April 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,485,002	$ 13,275,016	3,636,933	$ 24,157,299
Shares issued to shareholders in reinvestment
of distributions	—	—	1,666,185	11,110,554
Total issued	2,485,002	13,275,016	5,303,118	35,267,853
Shares redeemed	(5,122,680)	(26,961,642)	(3,859,722)	(25,369,674)
Net increase (decrease)	(2,637,678)	$ (13,686,626)	1,443,396	$ 9,898,179
Investor A
Shares sold and automatic conversion of shares	8,617,462	$ 41,935,454	13,900,855	$ 81,903,347
Shares issued to shareholders in reinvestment
of distributions	—	—	2,230,527	13,359,839
Total issued	8,617,462	41,935,454	16,131,382	95,263,186
Shares redeemed	(12,781,870)	(58,867,847)	(8,232,045)	(48,139,484)
Net increase (decrease)	(4,164,408)	$ (16,932,393)	7,899,337	$ 47,123,702
Investor B
Shares sold	1,139,653	$ 3,577,779	2,536,472	$ 10,043,911
Shares issued to shareholders in reinvestment
of distributions	—	—	1,603,409	6,436,538
Total issued	1,139,653	3,577,779	4,139,881	16,480,449
Shares redeemed and automatic conversion of shares	(6,459,072)	(19,746,306)	(6,493,212)	(25,984,096)
Net decrease	(5,319,419)	$ (16,168,527)	(2,353,331)	$ (9,503,647)
Investor C
Shares sold	4,324,579	$ 13,579,973	7,623,364	$ 29,864,565
Shares issued to shareholders in reinvestment
of distributions	—	—	1,872,373	7,474,447
Total issued	4,324,579	13,579,973	9,495,737	37,339,012
Shares redeemed	(5,842,095)	(17,698,500)	(4,610,643)	(17,870,414)
Net increase (decrease)	(1,517,516)	$ (4,118,527)	4,885,094	$ 19,468,598
Class R
Shares sold	1,923,173	$ 5,943,965	2,286,947	$ 9,216,749
Shares issued to shareholders in reinvestment
of distributions	—	—	186,789	767,099
Total issued	1,923,173	5,943,965	2,473,736	9,983,848
Shares redeemed	(1,602,907)	(4,947,773)	(1,221,218)	(4,898,461)
Net increase	320,266	$ 996,192	1,252,518	$ 5,085,387

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Healthcare Fund,
Inc. (the “Fund”) as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proce-
dures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Healthcare Fund, Inc. as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in con-
formity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 23, 2009

20 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships
Non-Interested Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	34 Funds	None
40 East 52nd Street	the Board of	2000	of New York at Albany since 2000.	81 Portfolios
New York, NY 10022	Directors and
1940	Director
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	34 Funds	None
40 East 52nd Street	the Board of	2007	Fox Chase Cancer Center since 2002; Member of the Archdiocesan	81 Portfolios
New York, NY 10022	Directors and		Investment Committee of the Archdiocese of Philadelphia since
1941	Director		2003; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	34 Funds	None
40 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	81 Portfolios
New York, NY 10022			Academy since 2002; Formerly Chairman, Wave Hill Inc. (public
1940			garden and cultural center) from 1990 to 2006.
Dr. Matina Horner	Director	Since	Formerly Executive Vice President of Teachers Insurance and	34 Funds	NSTAR (electric
40 East 52nd Street		2007	Annuity Association and College Retirement Equities Fund	81 Portfolios	and gas utility)
New York, NY 10022			from 1989 to 2003.
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	34 Funds	AIMS Worldwide,
40 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	81 Portfolios	Inc. (marketing)
New York, NY 10022	the Audit		and Professor thereof from 1980 to 2005; President, Hudson Institute
1939	Committee		(policy research organization) since 1997 and Trustee thereof since
1980; Chairman of the Board of Trustees for Grantham University
since 2006; Director, InnoCentive, Inc. (strategic solutions company)
since 2005; Director, Cerego, LLC (software development and
design) since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	34 Funds	Newell Rubbermaid,
40 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	81 Portfolios	Inc. (manufacturing)
New York, NY 10022			since 2005.
1952
Joseph P. Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	34 Funds	Greenlight Capital
40 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	81 Portfolios	Re, Ltd (reinsurance
New York, NY 10022			insurance broker) since 1998; General Partner, Thorn Partners,		company)
1947			LP (private investment) since 1998; Formerly Partner, Amarna
Corporation, LLC (private investment company) from 2002 to 2008.
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	34 Funds	None
40 East 52nd Street		2007	financial consulting firm) since 1981.	81 Portfolios
New York, NY 10022
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	34 Funds	A.P. Pharma, Inc.
40 East 52nd Street		2007	1999; Director, Forward Management, LLC since 2007; Director,	81 Portfolios	(specialty
New York, NY 10022			The James Irvine Foundation (philanthropic foundation) since 1997;		pharmaceuticals)
1938			Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly Trustee, Metropolitan Series Funds, Inc. from
2001 to 2005.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	34 Funds	None
40 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	81 Portfolios
New York, NY 10022	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation
since 2001; Committee Member, Professional Ethics Committee
of the Pennsylvania Institute of Certified Public Accountants
since 2007; Formerly President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008; Formerly Director,
Inter-Tel from 2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	34 Funds	None
40 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	81 Portfolios
New York, NY 10022	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Formerly Director, Indotronix International (IT services) from
2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D.
Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt,
2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
Interested Directors[1]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	175 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	285 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly	175 Funds	None
40 East 52nd Street		2007	Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly	285 Portfolios
New York, NY 10022			Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; Formerly President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

1 Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

22 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	and Chief	2007	Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from
New York, NY 10022	Executive		1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group
40 East 52nd Street	President	2007	since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
New York, NY 10022
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial	2007	Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of
40 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund serve at the pleasure of the Board of Directors.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Custodian	Transfer Agent		Accounting Agent	Independent Registered Public	Legal Counsel
JPMorgan Chase	PNC Global Investment		State Street Bank and	Accounting Firm	Sidley Austin LLP
Bank, N.A.	Servicing (U.S.) Inc.		Trust Company	Deloitte & Touche LLP	New York, NY 10019
Brooklyn, NY 11245	Wilmington, DE 19809		Princeton, NJ 08540	Princeton, NJ 08540

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including proce-
dures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

24 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM – 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

26 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2009

This report is not authorized for use as an offer of sale or a solici-
tation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representa-
tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Healthcare Fund, Inc.

100 Bellevue Parkway

Wilmington, DE 19809

#10254-4/09

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the
“board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the
Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.
The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Healthcare Fund,	$34,500	$34,300	$0	$0	$11,985	$8,488	$1,028	$1,049
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the
SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-
audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed
$10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-
approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-

audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Healthcare Fund,	$420,513	$414,537
Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under
Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –
Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance
Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-
3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Healthcare Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Healthcare Fund, Inc.

Date: June 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Healthcare Fund, Inc.

Date: June 19, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Healthcare Fund, Inc.

Date: June 19, 2009